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                          SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC 20549

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                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  OCTOBER 31, 1997
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                              HUDSON HOTELS CORPORATION
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                  (Exact Name of Registrant as Specified in Charter)

         NEW YORK                    33-26780-NY               16-1312167
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(State or Other Jurisdiction      (Commission File           (IRS Employer
      of Incorporation)                Number)             Identification No.)

ONE AIRPORT WAY, SUITE 200, ROCHESTER, NEW YORK                   14624
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(Address of Principal Executive Offices)                        (Zip Code)
Registrant's telephone number, including area code:  (716)-436-6000
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            (Former Name or Founder Address, if Changed Since Last Report)


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                    ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.


    On October 31, 1997, the Company acquired 9 hotel properties operating as Hampton Inns from Equity Inns Partnership, L.P., pursuant to a Hotel Asset Purchase Agreement among the Company and its subsidiary, Hudson Hotels Properties Corp. as Buyer and Equity Inns Partnership, L.P., as Seller. The Company acquired the properties into its newly-formed subsidiary, HH Properties
- II, Inc.

    The purchase price for the properties was $46,250,000, determined by arms-length negotiation with the Seller, after analysis and valuation by the Company based upon historic and projected operating results of the properties. The purchase price was paid by issuing a subordinated promissory note in the amount of $3,884,052.23 (maturing October 31, 1999) from Hudson Hotels Properties Corp. to the Seller, and by paying the remaining balance, after adjustments, in cash. The cash portion of the purchase price was obtained a) by placing a $30,000,000 mortgage issued by Nomura Asset Capital Corporation, on the properties purchased by HH Properties - II, Inc. and b) by the Company securing $18,000,000 of mezzanine financing from Nomura Asset Capital Corporation. The new mezzanine debt was consolidated with mezzanine debt obtained in 1996 from Nomura Asset Capital Corporation to form a single mezzanine obligation of $35,000,000. The mezzanine debt is payable in interest only for two years at the rate of six percent over one-month LIBOR, and matures five years after Closing.

    There were no material relationships between the Company and the Seller prior to the consummation of the acquisition.

    In addition to the consideration stated above, the Company's subsidiary, Hudson Hotels Properties Corp., pledged 2,000,000 shares of common stock of the Company as security for the payment of the Promissory Note to Seller.

    The following properties were acquired. Each such property was operated as a hotel prior to the acquisition, and the Company intends to continue to operate each property as a hotel thereafter. Each of the properties has had substantial renovation over the past three years.

    HAMPTON INN IN ROSWELL (ATLANTA), GEORGIA. The Roswell Hampton Inn consists of two, 3-story exterior corridor buildings with 129 rooms. The property's amenities include complimentary continental breakfast in the lobby lounge, meeting room, and outdoor swimming pool. The property was opened in 1987. The hotel is located immediately off Georgia 400 in Roswell, a northern Atlanta suburb. Roswell and other suburban areas north of Atlanta along the Georgia 400 corridor have experienced explosive growth over the past five years. The new North Point Mall is less than three miles north of the subject hotel, and downtown Atlanta is easily accessible within a 20-minute drive.

    HAMPTON INN IN GREENSBORO, NORTH CAROLINA. The Greensboro Hampton Inn consists of two, 2-story exterior corridor buildings with 121 guest rooms. The hotel was opened in 1986. The property's amenities include complimentary continental breakfast service in lobby lounge, meeting room, and outdoor swimming pool. The property is located at the intersection of Interstate 40 and Route 29A (High Point Road), a major highway interchange approximately four miles southwest of downtown Greensboro. The Joseph S. Koury Convention Center, offering 200,000 square feet of prime meeting space, and Four Seasons Town Center, with 200 retail shops, are across High Point Road from the hotel. Greensboro Airport is within a ten-minute drive west of the Hampton Inn.

    THE HAMPTON INN IN GREENVILLE, SOUTH CAROLINA. The Greenville Hampton Inn consists of one 4-story interior corridor building with 123 guest rooms. The property was opened in 1985. The property's amenities include complimentary continental breakfast service in lobby lounge, meeting room, and outdoor swimming pool. The Greenville Hampton Inn is located off the Haywood Road exit of Interstate 385, the spur which connects downtown Greenville to Interstate 85. Adjacent to the hotel are Haywood Mall - Greenville's largest shopping center - and several restaurants. The corporate campus of Fluor Daniel is less than one mile from the Hampton Inn. Greenville-Spartanburg International Airport is within a fifteen-minute drive.

    THE HAMPTON INN IN SPARTANBURG, SOUTH CAROLINA. The Spartanburg Hampton Inn consists of two, 2-story exterior corridor structures with 112 guest rooms. The hotel opened in 1984. This hotel's amenities include complimentary continental breakfast service in lobby lounge, meeting room, and outdoor swimming pool. The Property is located along Interstate 85 west of its intersection with Interstate 26. The Waccamaw Outlet Mall and Southwest

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Business Park are within a five-minute drive of the hotel.
Greenville-Spartanburg Airport is twelve miles southwest. Downtown Spartanburg is approximately five miles southeast via Interstate 26.

    THE HAMPTON INN IN DEWITT (SYRACUSE), NEW YORK. The Syracuse Hampton Inn consists of one 4-story, interior corridor structure with 117 guest rooms. The hotel was opened in 1985. The hotel's amenities include complimentary continental breakfast service in lobby lounge and meeting room. The hotel is situated northeast of downtown Syracuse, off Exit 35 of Interstate 90. The surrounding neighborhood is Carrier Circle, an important industrial and manufacturing area with major tenants including Carrier Corporation and Bristol Myers Squibb. Hancock International Airport is approximately six miles northwest of the Hampton Inn; downtown Syracuse is easily accessible within a 15-minute drive.

    THE HAMPTON INN IN EDEN PRAIRIE, MINNESOTA. The Eden Prairie Hampton Inn consists of one 3-story, 123 room, interior corridor building and was opened in 1987. Amenities include complimentary continental breakfast service in lobby lounge, meeting room and transportation to nearby attractions. The hotel is located at the intersection of Interstate 494 and Highway 169/212 in Eden Prairie. The surrounding neighborhood is dominated by office, retail and warehouse/flex developments. The Twin Cities of Minneapolis/St. Paul are within a 20-minute drive of the Hampton Inn via major highway, as is Minneapolis/St. Paul International Airport.

    THE HAMPTON INN IN AMARILLO, TEXAS. The Amarillo Hampton Inn consists of a 2-story, interior corridor hotel with 116 guest rooms. The hotel was opened in 1985; its amenities include outdoor swimming pool and complimentary continental breakfast service in lobby lounge. The hotel is centrally located on Amarillo's major commercial corridor. The intersection of Interstates 40 and 27 is approximately one mile west of the hotel, while Amarillo International Airport is within a five-minute drive east. The neighborhood is characterized by low-rise retail, hotel and restaurant buildings.

    THE HAMPTON INN IN SAN ANTONIO, TEXAS. The San Antonio Hampton Inn consists of a five-story 123 guest room interior corridor building which was opened in 1987. The hotel's amenities include a complimentary continental breakfast service in lobby lounge and meeting room. The hotel is located off the Interstate 410 Loop near its intersection with Interstate 10, in northwest San Antonio. The neighborhood is characterized by a proliferation of office parks and buildings, including Koger Center and Crossroads. South Texas Medical Center is also within the neighborhood, generating substantial hotel demand.
Six Flags Fiesta Texas and Seaworld are both near the Hampton Inn, while San Antonio International Airport is six miles east.

    THE HAMPTON INN IN ALBUQUERQUE, NEW MEXICO. The Albuquerque Hampton Inn consists of two, 3-story exterior corridor structures with 125 guest rooms. The property opened in 1987; its amenities include outdoor swimming pool, complimentary continental breakfast service in lobby lounge, and meeting rooms. The hotel is located at Exit 231 off Interstate 25. The intersection of Interstates 40 and 25, a major regional commercial crossroads, is three miles south. Downtown Albuquerque is within a five-minute drive, and the airport is ten miles south. Numerous large high-technology and office parks is located within the neighborhood.

    ITEM 7. FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND
EXHIBITS.

    a)   Financial Statements of Businesses Acquired.

         It is impracticable to provide the required financial statements for the properties acquired at this time. The required financial statements will be filed as soon as practicable, but not later than sixty days after this report is filed.

    b)   PRO FORMA Financial Information.

         It is impracticable to provide the PRO FORMA financial information which is required with respect to the acquisitions described in Item 2 above at this time. The required PRO FORMA financial information will be filed as soon as practicable, but not later than sixty days after this report is filed.

    c)   Exhibits.
         Exhibit 10.  Material Contracts
              Exhibit 10.31  Hotel Asset Purchase Agreement as amended.
              Exhibit 10.32  Promissory Note
              Exhibit 10.33  Guaranty
              Exhibit 10.34  Pledge Agreement

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                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HUDSON HOTELS CORPORATION
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                                                  (Registrant)

Date:  NOVEMBER 14, 1997                         /S/ TARAS KOLCIO
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                                       Taras Kolcio, Chief Financial Officer